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EXHIBIT 10.109

                         STANDARD BUSINESS COMPLEX LEASE


Lease Preparation Date:              August 14, 1998
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Lessor:                              PS Business Parks, L.P.
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Lessee:                              Optimum Care Corporation
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Trade Name:                          Optimum Care Corporation
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1.      LEASE TERMS

        1.01 Premises: The Premises referred to in this Lease contain approximately 2,259 rentable square feet and are located on Exhibit "A" as described in Exhibit "A1" attached. The address of the leased Premises is 5850 Hannum Drive, Culver City CA 90230.

        1.02 Project: The Project consists of approximately 146,402 rentable square feet.

        1.03 Lessee's Notice Address: Lessee's Notice Address is the address of the leased Premises as defined in paragraph 1.01 unless otherwise specified here: Same as 1.01.

        1.04    Lessor's Notice Address: Lessor's Notice Address is:
                PS Business Parks, L.P.
                17326 Edwards Rd., Suite 115
                Cerritos, CA 90703

        1.05 Lessee's Permitted Use: Management of Mental Health Programs and other related legal uses.

        1.06 Lease Term: The Lease Term commences on November 15, 1998 and ends on November 30, 2001 (Thirty-six months, and Sixteen days).

        1.07 Base Monthly Rent: $ 3,072.00 * in lawful money of the United States of America.
                                    *See provision #46 for base rent adjustment.

        1.08 Security Deposit: $ 3,280.00 In lawful money of the United States of America.

        1.09 Lease Documentation Fee: $ 75.00 in lawful money of the United States of America. INITIAL

        1.10    Proportionate Share: Lessee's Proportionate Share is .0154.

        1.12    Expense Base Year: The calendar year: 1999.

        1.13 Expense Base Rate: If paragraph 4.02D is initialed, the Expense Base Rate used for determining the Expense Base Year amount is $ n/a.

        1.14 Tax Base Year: The fiscal year commencing on January 1, 1999 and ending on December 31, 1999.


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2.   DEMISE AND POSSESSION

        2.01 Lessor leases to Lessee and Lessee leases from Lessor the Premises described in 1.01. By entering the Premises, Lessee acknowledges that it has examined the Premises and accepts the Premises in their present condition subject to any additional work Lessor has agreed to do as stated on Exhibit B.

        2.02 If for any reason Lessor cannot deliver possession of the Premises on the date the Lease commences, Lessor shall not be subject to any liability nor shall the validity of this Lease be affected. If Lessee has not caused such delay there shall be a proportionate reduction of the Base Monthly Rent covering the period between the commencement of the Lease Term and the date when Lessor can deliver possession. However, either Lessor or Lessee, unless it is the cause of the delay, has the right to cancel this Lease by written notification if possession of the Premises is not delivered within ninety (90) days of the date the Lease Term commences.

3.   BASE MONTHLY RENT

        3.01 Base Monthly Rent: On the first day of each calendar month of the Lease Term, Lessee will pay, without deduction or offset, prior notice or demand, Base Monthly Rent at the place designated by Lessor. However, the first month's rent is due and payable upon execution of this Lease. In the event that the Term of this Lease commences or ends on a day other than the first day of a calendar month, a prorated amount of Base Monthly Rent shall be due upon execution and it will be calculated using a thirty (30) day month.

        A. At the same time the Base Monthly Rent is adjusted, the Security Deposit will also be adjusted to equal the new Base Monthly Rent amount and the deficiency is due concurrently with the next payment of Base Monthly Rent.

        3.03 Any Installment of rent or any other charge payable which is not paid within five (5) days after it becomes due will be considered past due and Lessee will pay to Lessor as Additional Rent a late charge equal to ten percent (10%) of such Installment or the sum of twenty-five dollars ($25.00), whichever is greater, for each month or fractional month transpiring from the date due until paid. A twenty-five dollar ($25.00) handling charge will be paid by Lessee to Lessor for each returned check and, thereafter, Lessee will pay all future payments of rent or other charges due by money order or cashier's check.

        3.04 The amount of the Base Monthly Rent includes projected construction of Lessee's improvements as indicated on Exhibit "B" attached. In the event that Lessee requests Lessor to construct additional improvements and/or final construction costs exceed original estimates, Lessor may increase the Base Monthly Rate according to the terms and conditions outlined on Exhibit "B," or elsewhere in this Lease.

4.      ADDITIONAL RENT

        4.01 All charges payable by Lessee other than Base Monthly Rent are called "Additional Rent." Unless this lease provides otherwise, Additional Rent is to be paid with the next monthly installment of Base Monthly Rent and is subject to the provisions of 3.03. The term "rent" whenever used in this Lease means Base Monthly Rent and Additional Rent.

        4.02    OPERATING EXPENSES

        A.      Definitions:

        "EXPENSE COMPARISON YEAR": Each calendar year after the Expense Base
Year.


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        "OPERATING EXPENSES" are all costs and expenses of ownership, operation, maintenance, repair and insurance of the Project, as determined according to generally accepted accounting principles applied by Lessor in its sole discretion, including, but not limited to the following costs: all supplies, materials, labor and equipment, used in or related to the operation and maintenance of the Project; all utilities, including but not limited to, water, electricity, gas, heating, lighting, sewer, waste disposal, security, air-conditioning and ventilating costs and all charges relating to the use, ownership or operation of the Project; all maintenance, management, janitorial and service agreements related to the Project; all legal expenses and accounting costs; all insurance premiums and including but not limited to the premiums and costs of fire, casualty and liability coverage, rent abatement and earthquake insurance and any other type of insurance related to the Project; all maintenance costs relating to the public and service areas within and around the Project, including but not limited to, sidewalks, landscaping, service areas, driveways, parking areas, walkways, building exteriors (including painting), signs and directories, including for example, costs of resurfacing and restriping parking areas; amortization (along with reasonable financing charges) of capital improvements made to the Project which may be required by any government authority or which will improve the operating efficiency of the Project; all Lessor's costs in managing, maintaining, repairing, operating and insuring the project, including for example, clerical, supervisory and janitorial staff; a five percent (5%) fee for Lessor's supervision of the common areas (five percent (5%) of the total above mentioned costs and expenses incurred in a calendar year); however, such costs shall not include depreciation on the Project, loan payments, executive salaries, or real estate broker commissions.

        B. If the Operating Expenses incurred or paid by Lessor for any Expense Comparison Year during the Lease Term are greater than the Operating Expenses incurred or paid by Lessor for the Expense Base Year, then Lessee will pay as Additional Rent an amount equal to the increase multiplied by Lessee's Proportional Share as defined in 1.10. In the event of any partial Expense Comparison Year, Lessee will pay the increase, if any, based on the number of days of the Expense Comparison Year included within the Lease Term.

        C. By April 1st of each Expense Comparison Year, Lessor will provide Lessee a statement of Lessor's best estimate of Lessee's share of the increase in Operating Expenses for the coming year over the costs for the Expense Base Year. This amount will be divided by twelve (12) and beginning with the next regular Base Monthly Rent payment, Lessee will pay 1/12th of the increase multiplied by the number of elapsed months from the commencement of the Expense Comparison Year and thereafter will continue to pay 1/12th of the increase each month until Lessee receives the next Expense Comparison Year's statement. By April 1st following each Expense Comparison Year, Lessor will provide Lessee a statement showing the total actual Operating Expenses for the calendar year just ended, and Lessee's share of any increase over the Expense Base Year. If Lessee's estimates paid to date for the preceding calendar year are less than Lessee's share of the increase, Lessee will pay the difference concurrently with the next payment of Base Monthly Rent.

                In the event that Lessee has paid more than his share of estimates for the preceding calendar year, Lessor will credit the amount towards Lessee's future Operating Expense obligations. Thereafter if any succeeding Expense Comparison Year results in a further increase in Operating Expenses, Lessee will pay, upon receipt of the statement, a lump sum equal to its share of the total increase over the Expense Base Year less the total of the monthly estimate installments paid in that Expense Comparison Year, and the monthly estimate installments for the next Expense Comparison Year will be adjusted to reflect Lessor's new best estimate.

        D. If this paragraph is initialed, Lessee understands that upon execution of this Lease the Project is less than 50% occupied, and the Operating Expense amount for the Expense Base Year will be established by multiplying the Expense Base Rate shown in 1.13 by the Project square footage reflected in 1.02.

        E. Lessee will not be entitled to any reduction, refund, offset, allowance or rebate in Base Monthly Rent or any other sums due if the Operating Expenses for any Expense Comparison Year are less than those of the Expense Base Year nor shall the failure by Lessor to provide Lessee with a statement by April 1st of each year constitute a waiver by


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Lessor of its right to collect Lessee's share of any increase in Operating
Expenses. In addition, if for any reason Lessor should not elect to bill Lessee for lump sum Operating Expense increase or estimates for a particular Expense Comparison Year, Lessor's right to charge Lessee for such expense in subsequent years is not waived.

        4.03    TAXES

        A. As Additional Rent, Lessee will reimburse Lessor upon demand for all taxes payable by Lessor (other than net income) as defined and stated in the following paragraphs.

        B.      Definitions:

        "TAX BASE YEAR" is the tax fiscal year as indicated in 1.14. However, if the project in which the Premises are located is not yet fully assessed or completed as improved real property by the tax fiscal year shown in 1.14, the Tax Base Year is the year in which the first tax bill reflects the full assessed value of the Property.

        "TAX COMPARISON YEAR" is each tax fiscal year commencing on the anniversary of the Tax Base Year and ending twelve (12) months thereafter.

        "REAL PROPERTY TAXES" are: (i) any fee, license fee, license tax, business license fee, commercial rental tax, levy, charge, assessment, penalty or tax imposed by any taxing authority against the Property; (ii) any tax or fee on Lessor's right to receive, or the receipt of, rent or income from the Property or against Landlord's business of leasing the Property; (iii) any tax or charge for fire protection, streets, sidewalks, road maintenance, refuse or other services provided to the Property by any governmental agency; (iv) any tax imposed upon this transaction, or based upon a reassessment of the Project due to a change in ownership or transfer of all or part of Lessor's interest in the Property; and (v) any charge or fee replacing, substituting for, or in addition to any tax previously included within the definition of real property tax. Real Property Taxes do not, however, include Lessor's federal or state income, franchise, inheritance or estate taxes.

        C. If the Real Property Taxes incurred or paid by Lessor for any Tax Comparison Year ending or commencing during the Lease Term, are greater than the Real Property Taxes incurred or paid by Lessor for the Tax Base Year, the Lessee will pay Lessor an amount equal to the increase multiplied by Lessee's Proportionate Share as indicated in 1.10. In the event of any partial Tax Comparison Year, Lessee shall pay the increase, if any, based on the number of days of such Tax Comparison Year included within the Lease Term.

        D. Following the end of each Tax Comparison Year, Lessor shall provide Lessee a statement of the amount of the increase, if any, in Real Property Taxes, but failure to do so by Lessor does not constitute a waiver of its right to collect Lessee's share of the increase in Real Property Taxes. Upon receipt of the statement, Lessee will pay in full the amount of its share of increase. In the event that any Tax Comparison Year amount is less than the Tax Base Year amount, Lessee will not be entitled to any reduction in rent or to any refund, offset, allowable or rebate of any nature. Should Lessee's Lease expire before Lessor is able to determine the increase, if any, for the Lessee's last Tax Comparison Year, Lessor will estimate the increase and Lessee will pay the estimated amount upon demand by Lessor.

        E. Personal Property Taxes: Lessee will pay all taxes charged against trade fixtures, furnishings, equipment or any other personal property belonging to Lessee. Lessee will have personal property taxes billed separately from the Project. If any of Lessee's personal property is taxed with the Project, Lessee will pay Lessor the taxes for the personal property upon demand by Lessor.

        4.04 Based on Lessee's Proportionate Share defined in 1.10, Lessee agrees to pay as Additional Rent to Lessor its share of any parking charges, utility surcharges, occupancy taxes, or any other costs resulting from the statues or


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regulations, or interpretations thereof, enacted by any governmental authority in connection with the use or occupancy of the Project or the parking facilities serving the Project, or any part thereof.

5.      SECURITY DEPOSIT

        5.01 If Lessee defaults with respect to any provision of this Lease, Lessor may retain, use or apply all or any part of the Security Deposit to compensate Lessor for any loss or damage suffered by Lessee's default including, but not limited to, the payment of Base Monthly Rent, Additional Rent or other rental sums due, and for payment of amounts Lessor is obligated to spend by reason of Lessee's default. If any portion is so retained, used or applied, Lessee, upon demand, will deposit with Lessor an amount sufficient to restore the deposit to its original amount, as adjusted per 3.02. Lessor will not be required to keep the Security Deposit separate from its general funds, and Lessee will not be entitled to interest on it. If Lessee fully and faithfully performs every provision of this Lease, the Security Deposit or a balance thereof will be returned to Lessee within the time frame permitted by law. In no event will Lessee have the right to apply any part of the Security Deposit to any rents payable under this lease.

6.      LEASE DOCUMENTATION FEE

        6.01 For expenses incurred related to the execution of this Lease including, but not limited to, legal costs, administration and credit verification, Lessee will pay Lessor upon execution of this Lease, the Lease Documentation Fee. Lessee acknowledges and agrees that this fee is nonrefundable and will not be credited to any sums which may become due during the Lease Term.

7.      USE OF PREMISES; QUIET CONDUCT

        7.01 The Premises may be used and occupied only for Lessee's Permitted Use as shown in 1.05 and for no other purpose, without obtaining Lessor's prior written consent. Lessee will comply with all covenants, conditions and restrictions affecting the Premises. Lessee will promptly comply with all laws, ordinances, orders and regulations affecting the Premises. Lessee will not perform any act or carry on any practices that may injure the Project or the Premises or be a nuisance or menace, or disturb the quiet enjoyment of other lessees in the Project including, but not limited to, equipment which causes vibration, use or storage of chemicals, or heat or noise which is not properly insulated. Lessee will not cause, maintain or permit any outside storage on or about the Premises. In addition, Lessee will not allow any condition or thing to remain on or about the Premises which diminishes the appearance or aesthetic qualities of the Premises and/or the Project or the surrounding property. The keeping of a dog or other animal on or about the Premises is expressly prohibited.

8.      TENANT IMPROVEMENTS

        8.01 Tenant Improvements to be performed in the Premises, if any, will be performed in accordance with the terms and provisions entitled "Lessor's Work" contained in "Exhibit B" attached. Thereafter during the Lease Term, Lessor will be under to obligation to alter, change, decorate or improve the Premises.

9.      PARKING

        9.01 Lessee and Lessee's customers, suppliers, employees and invitees have the non-exclusive right to park in common with other lessees in the parking facilities as designated by Lessor. Lessee agrees not to overburden the parking facilities and agrees to cooperate with Lessor and other lessees in the use of the parking facilities. Lessor reserves the right to, on an equitable basis, assign specific spaces with or without charge to Lessee as Additional Rent, make changes in the parking layout from time to time, and to establish reasonable time limits on parking.


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10.     UTILITIES (DELETE 10.01 OR 10.02)

        10.01 Serviced Space: Lessor will provide to the Premises between the hours of 8 a.m. and 6 p.m., Monday through Friday or any other time periods established by Lessor:

        A. All utilities, including heat, electricity, gas, power and air-conditioning, if any, as are commercially reasonable for normal office use. If Lessee uses heat, water, electricity, gas, power or air-conditioning in excess of normal office use, Lessor may separately meter such services at Lessee's expense where applicable, or Lessor, may, at its sole discretion, measure or estimate the increased use and Lessee will pay Lessor, on demand, the amount of the measured or estimated increase. Lessor will also provide water for restroom facilities (if any). However, Lessee will pay all services directly contracted for by Lessee.

        B.      Such janitorial service as is commercially reasonable.

        10.03 Lessor will not be liable or deemed in default to Lessee nor will there be any abatement of rent for any interruption or reduction of utilities or services not caused by any act of Lessor or any act reasonably beyond Lessor's control. Lessee agrees to comply with energy conservation programs implemented by Lessor by reason of enacted laws or ordinances.

        10.04 Lessee will contract and pay for all telephone and such other services for the Premises subject to the provisions of 11.03.

11.     ALTERATIONS, MECHANIC'S LIENS

        11.01 Lessee will not make any alterations to the interior of the Premises, without Lessor's prior written consent which will not be unreasonably withheld. If Lessor gives its consent, no such alterations will proceed without Lessor's prior written approval of (i) Lessee's contractor, (ii) certificates of insurance by Lessee's's contractor for public liability and automobile liability and property damage insurance with limits not less than $1,000,000/$250,000/$500,000 respectively endorsed to show Lessor as an additional insured and for worker's compensation as required and (iii) detailed plans and specifications for such work. In addition, before alterations may begin, valid building permits or other permits or licenses required must be furnished to Lessor, and, once the alterations begin, Lessee will diligently and continuously pursue their completion. At Lessor's option, any alterations may become part of the realty and belong to Lessor. If requested by Lessor, Lessee will pay, prior to the commencement of construction, an amount determined by Lessor necessary to cover the costs of demolishing such alterations and/or the cost of returning the Premises to their condition before any such alterations. Lessor may also require Lessee to provide Lessor, at Lessee's sole cost and expense, a payment and performance bond in form acceptable to Lessor, in a principal amount not less than one and one-half times the estimated cost of such alterations, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work and such bond will continue in force for a period no less than 131 days after the completion of such work.

        11.02 Notwithstanding anything in 11.01, Lessee may, with written consent of Lessor, install trade fixtures, equipment and machinery in conformance with the ordinances of the applicable city and county, and they may be removed upon termination of this Lease provided the Premises are not damaged by their removal.

        11.03 All private telephone systems and/or other related telecommunications equipment and lines may not be installed without Lessor's prior written consent. In addition, if Lessor gives consent all equipment must be installed within Lessee's Premises and, upon termination of this Lease, removed and the Premises restored to the same condition as before such installation.


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        11.04   Lessee will pay all costs for alterations and will keep the
Premises, the Project and the underlying property free from any liens arising out of work performed for, materials furnished to, or obligation incurred by Lessee.

        11.05 Lessor will have the right to construct or permit construction of tenant improvements in or about the Project for existing and new lessees and to alter any public areas in and around the Project. Notwithstanding anything which may be contained in this Lease, Lessee understands this right of Lessor and agrees that such construction will not be deemed to constitute a breach of this Lease by Lessor. Lessee waives any such claims which it might have arising from such construction.

12.     FIRE INSURANCE; HAZARDS AND LIABILITY INSURANCE

        12.01 Except as expressly provided as Lessee's Permitted Use, subsection 1.05, or as otherwise consented to by Lessor in writing, Lessee shall not do or permit anything to be done within or about the Premises which will increase the existing rate of insurance on the Project or cause the cancellation of any insurance policy covering the Project. Nor shall Lessee keep, use or sell, or permit anyone to keep, use or sell, any article in or about the Premises, which may be prohibited by the standard form of fire and other insurance policies. Lessee shall, at its sole cost and expense, comply with any requirements pertaining to the Premises or any insurance organization insuring the Project and Project related apparatus. Lessee agrees to pay to Lessor, as Additional Rent, any increases in premiums on policies from Lessee's Permitted Use or other use consented to by Lessor which increases Lessor's premiums or requires extended coverage by Lessor to insure the Premises.

        12.02 Lessee, at all times during the term of this Lease and at Lessee's sole expense, will maintain a policy of standard fire and extended coverage insurance with "all risk" coverage on all Lessee's improvements and alterations in or about the Premises and on all personal property and equipment to the extent of at least ninety percent (90%) of their full replacement value. The proceeds from this policy will be used by Lessee for the replacement of personal property and equipment and the restoration of Lessee's improvements and/or alterations. This policy will contain an express waiver, in favor of Lessor, of any right of subrogation by the insurer.

        12.03 Lessee, at all times during the term of this Lease and at Lessee's sole expense, will maintain a policy of comprehensive general liability coverage with limits of not less than $1,000,000 combined single limit for bodily injury and property damage insuring against all liability of Lessee and its authorized representatives arising out of or in connection with Lessee's use or occupancy of the Premises. This policy of insurance will name Lessor as an additional insured and will include an express waiver of subrogation by the insurer in favor of Lessor and will release Lessor from any claims for damage to any person, to the Premises, and to the Project, and to Lessee's personal property, equipment, improvements and alterations in or on the Premises of the Project, caused by or resulting from risks which are to be insured against by Lessee under this Lease.

        12.04 All insurance required to be provided by Lessee under this Lease will (a) be issued by an insurance company authorized to do business in the state in which the Premises are located and which is satisfactory to Lessor, (b) be primary and noncontributing with any insurance carried by Lessor, and (c) contain an endorsement requiring at lease thirty (30) days prior written notice of cancellation to Lessor before cancellation or change in coverage, scope or limit of any policy. Lessee will deliver a certificate of insurance or a copy of the policy to Lessor within thirty (30) days of execution of the Lease and will provide evidence of renewed insurance coverage at each anniversary, prior to the expiration of any current policies. Lessee's failure to provide evidence of this coverage to Lessor may, in Lessor's sole discretion, constitute a default under this Lease.

13.  INDEMNIFICATION AND WAIVER OF CLAIMS

        13.01 Lessee waives all claims against Lessor for damage to any property in or about the Premises and for injury


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to any persons, including death resulting therefrom, regardless of cause or time of occurrence. Lessee will defend, indemnify and hold Lessor harmless from and against any and all claims, actions, proceedings, expenses, damages and liabilities, including attorney's fees, arising out of, connected with, or resulting from any use of the Premises by Lessee, its employees, agents, visitors or licensees, except for any damage or injury which is the direct result of intentional acts by Lessor, its employees, agents, visitors or licensees.

14.     REPAIRS

        14.01 Lessee shall, at its sole expense, keep and maintain the Premises and every part thereof (excepting air-conditioning, common use equipment, exterior walls and roofs, which Lessor agrees to repair unless damages are due to the neglect or intentional acts of Lessee or its agents, employees, visitors, or licensees), including interior windows, skylights, doors, any store fronts and the interior of the Premises, in good and sanitary order, condition and repair. Lessee will, also at its sole cost keep and maintain all utilities, fixtures, plumbing and mechanical equipment used by Lessee in good order and repair and furnish all expendable (light bulbs [unless provided by Lessor], paper goods, soaps, etc.) used in the Premises. The standard for comparison and need of repair will be the condition of the Premises at the time of commencement of this Lease and all repairs will be made by a licensed and bonded contractor approved by Lessor.

        14.02 Lessee will not make repairs to the Premises at the cost of Lessor whether by reduction of rent or otherwise, or to vacate the Premises or terminate the Lease with abatement or termination of rent if repairs are not made. If during the Term, any alteration, addition or change to the Premises is required by legal authorities, Lessee, at its sole expense, shall promptly make the same. Lessor reserves the right to make any such repairs not repaired or maintained in good condition by Lessee and Lessee shall reimburse Lessor for all such costs upon demand. If such repairs have not been made within 30 days of notice to repair by Lessor to Lessee, Lessor may make such repairs and such costs of repairs shall be at Lessee's expense. Failure to pay such expenses within 30 days of presentation shall be deemed to be a breach of this Lease.

15.     AUCTIONS, SIGNS, LANDSCAPING

        15.01 Lessee will not conduct or permit to be conducted any sale by auction on the Premises. Lessor will have the right to control landscaping and approve the placement, size, and quality of signs. Lessee shall comply with the terms and conditions regarding sign criteria set forth in Exhibit "C" attached. Lessee will not make alterations or additions to the landscaping and will not place signs which are visible from the outside of any buildings of the Project without prior written consent of Lessor. Lessor will have the right in its sole discretion to withhold its consent. Any signs not in conformity with this Lease may be removed by Lessor at Lessee's expense.

16.     ENTRY BY LESSOR

        16.01 Lessee will permit Lessor and Lessor's agents to enter the Premises at all reasonable times for the purpose of inspecting the same, or for the purpose of maintaining the Project, or for the purpose of making repairs, alterations or additions to any portion of the Project, including the erection and maintenance of such scaffolding, canopies, fences and props as may be required, or for the purpose of posting notices of nonresponsibility for alterations, additions or repairs, or for the purpose of showing the Premises to prospective tenants during the last six months of the Lease Term, or placing upon the Project any usual or ordinary "for sale" signs, without any rebate of rents and without any liability to Lessee for any loss of occupation or quiet enjoyment of the Premises thereby occasioned. Lessee will permit Lessor at any time within sixty (60) days prior to the expiration of this Lease, to place upon the Premises any usual or ordinary "to let" or "to lease" signs. For each of the above purposes, Lessor will at all times have and retain a key with which to unlock all of the doors in, upon and about the Premises, excluding Lessee's vaults and safes. Lessee will not alter any lock or install a new or additional lock or any bolt on any door of the Premises without the prior written consent of


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Lessor, which will not be unreasonably withheld. If Lessor gives its consent,
Lessee will furnish Lessor with a key and Lessor retains the right to charge Lessee for restoring any altered doors to their conditions prior to the installation of the new or additional locks.

17.     ABANDONMENT

        17.01 Lessee will not vacate or abandon the Premises at any time during the Lease Term or permit the Premises to remain unoccupied for a period longer than fifteen (15) consecutive days during the Lease Term. If Lessee abandons, vacates or surrenders the Premises, or is dispossessed by process of law, or otherwise, any personal property belonging to Lessee is left in or about the Premises will, at the options of Lessor be deemed abandoned and may be disposed of by Lessor in the manner provided for by the laws of the state in which the Premises are located.

18.     DESTRUCTION

        18.01 Should the Premises or the building on the Premises be partially destroyed by any cause not the fault of Lessee (or any person in or about the Premises with the consent, expressed or implied, of Lessee), this Lease will continue in full force and effect and Lessor, at Lessor's own cost and expense, will promptly commence the work of repairing and restoring the Premises to their prior condition providing that the work can be accomplished under all applicable government laws and regulations within sixty (60) days from the date of damage at a cost not exceeding twenty-five percent (25%) of the total replacement cost of the Premises. Within thirty (30) days of the occurrence of partial destruction, Lessor may terminate this Lease as of the date of the occurrence if nine (9) months or less remain the Lease Term.

        18.02 Should the Premises or the building in which the Premises are a part be so far destroyed by any cause not the fault of Lessee (or any person in or about the Premises with the consent, expressed or implied, of Lessee) that they cannot be repaired or restored to their former condition within sixty (60) days of the date of damage or at a cost exceeding twenty-five percent (25%) of the total replacement cost of the Premises, Lessor may at Lessor's options either:

        A. Continue this Lease in full force and effect by repairing and restoring, at Lessor's own cost and expense, the Premises to their former condition; or

        B. Terminate this Lease by giving Lessee written notice of such termination.

        18.03 Should the Premises be partially or totally destroyed by any cause of Lessee, or any person in or about the Premises with the consent, expressed or implied of Lessee, this Lease will remain in full force and effect and Lessee shall immediately commence work to repair the damage and diligently pursue its completion.

        18.04 Any insurance proceeds received by Lessor because of the total or partial destruction of the Premises or the building on the Premises will be the sole property of Lessor, free from any claims of Lessee, and may be used by Lessor for whatever purposes Lessor may desire.

        18.05 Should Lessor elect to repair and restore the Premises to their former condition, or should Lessor be required to restore the Premises to their former condition, there will be a proportional abatement in the amount of rent payable during the period of repair and restoration as long as Lessee (or any person in or about the Premises with the consent, expressed or implied of Lessee) is not the cause of the total or partial destruction. The rent due under the terms of the Lease will be reduced between the date of destruction and the date of completion of restoration and repairs based on the extent to which destruction interferes with Lessee's use of the Premises.


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
19.     ASSIGNMENT, SUBLETTING AND TRANSFERS OF OWNERSHIP

        19.01 Lessee will not directly or indirectly, voluntarily or by operation of law, assign, sell, mortgage, encumber, convey, or otherwise Transfer all or any part of Lessee's Leasehold estate, or permit the Premises to be occupied by anyone other than Lessee and Lessee's employees or sublet the Premises or any portion thereof (collectively called "Transfer") without Lessor's prior written consent. If Lessee desires at any time to Transfer this Lease, Lessee shall first give written notice to Lessor of its desire to do so, which notice shall contain (a) the identity of the proposed Transferee, (b) the terms and provisions of the proposed Transfer, (c) the nature of the proposed Transferee's business to be carried on in the Premises, (d) a detailed summary of the business background and financial condition of the proposed Transferee, and (e) such financial information as deemed necessary by Lessor to evaluate any proposed Transfer. All of the foregoing information shall be provided to Lessor by Lessee at least sixty (60) days in advance of Lessee's proposed Transfer date.

        19.02 Lessor will not unreasonably withhold its consent to any proposed Transfer except that such consent need not be granted if: (a) in the reasonable judgment of Lessor the Transferee is of a character is engaged in a business which is not in keeping with the standards of the Lessor for the Project; (b) in the reasonable judgment of Lessor any purpose for which the Transferee intends to use the Premises is not in keeping with the standards of Lessor for the Project; provided in no event may any purpose for which Transferee intends to use the Premises be in violation of this Lease; (c) the portion of the Premises subject to the Transfer is not regular in shape with appropriate means of entering and exiting, including adherence to any local, county or other governmental codes, or is not otherwise suitable for the normal purposes associated with such a Transfer; (d) the proposed Transferee be at least as financially responsible as Lessee was expected to be at the time of the execution of this Lease or (e) Tenant is in default under this Lease.

        19.03 In the event Lessor consents to a Transfer, Lessee will pay Lessor the excess, if any, of the rent and other charges reserved in the Transfer over the allocable portion of the rent and other charges hereunder for that portion of the Premises subject to the Transfer. For the purpose of this section, the rent reserved in the Transfer will be deemed to include any lump sum payment or other consideration given to Lessee in consideration for the Transfer. Lessee will pay or cause the Transferee to pay to Lessor this additional rent together with the monthly installments of rent due.

        19.04 Any consent to any Transfer which may be given by Lessor, or the acceptance of any rent, charges or other consideration by Lessor from Lessee or any third party, will not constitute a waiver by Lessor of the provisions of this Lease or a release of Lessee from the full performance by it or the covenants stated herein; and any consent given by Lessor to any Transfer will not relieve Lessee (or any transferee of Lessee) from the above requirements for obtaining the written consent of Lessor to any subsequent Transfer.

        19.05 If a default under this Lease should occur while the Premises or any part of the Premises are assigned, sublet or otherwise transferred, Lessor, in addition to any other remedies provided for within this Lease or by law, may at its option collect directly from the Transferee all rent or other consideration becoming due to Lessee under the Transfer and apply these monies against any sums due to Lessor by Lessee; and Lessee authorizes and directs any Transferee to make payments of rent or other consideration direct to Lessor upon receipt of notice from Lessor. No direct collection by Lessor from any Transferee should be construed to constitute a novation or a release of Lessee or any guarantor of Lessee from the further performance of its obligations in connection with this Lease.

        19.06 Any Transfer without the Lessor's consent shall be void and shall, at the option of Lessor, terminate this Lease.

        19.07 If Lessee requests a consent of Lessor to any Transfer, then Lessee shall, upon demand, pay Lessor an administrative fee of One Hundred Fifty Dollars ($150.00) plus any attorneys' fees reasonably incurred by Lessor in connection with such request.


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20.     BREACH BY LESSEE

        20.01 Lessee will be in breach of this Lease if at any time during the term of this Lease (and regardless of the pendency of any bankruptcy, organization, receivership, insolvency or other proceedings in law, in equity or before any administrative tribunal which have or might have the effect of preventing Lessee from complying with the terms of this Lease):

        A. Lessee fails to make payment of any installment of Base Monthly Rent, Additional Rent, or of any other sum herein specified to be paid by Lessee, and such failure is not cured within three (3) days after Lessor's written notice to Lessee of such failure of payment, which notice shall be in lieu of and not in addition to any notice required by statute; or

        B. Lessee fails to observe or perform any of its other covenants, agreements or obligations hereunder, and such failure is not cured within ten
(10) days after Lessor's written notice to Lessee of such failure, which notice shall be in lieu of and not in addition to any notice required by statute provided, however, that if the nature of Lessee's obligation is such that more than ten (10) days are required for performance, then Lessee will not be in breach if Lessee commences performance within such ten (10) day period and thereafter diligently prosecutes the same to completion; or

        C. Lessee becomes insolvent, makes a transfer in fraud of its creditors, makes a transfer for the benefit of its creditors, voluntarily files for bankruptcy, is adjudged bankrupt or insolvent in proceedings filed against Lessee, a receiver, trustee, or custodian is appointed for all or substantially all of Lessee's assets, fails to pay its debts as they become due, convenes a meeting of all or a portion of its creditors, or performs any act of bankruptcy or insolvency, including the selling of its assets to pay creditors; or

        D. Lessee has abandoned the Premises as defined in paragraph 17 above.

21.  REMEDIES OF LESSOR

        21.01 Termination of Lease After Breach: If Lessee breaches this Lease and abandons the Premises before the end of the term, or if its right to possession is terminated by Lessor because of Lessee's breach of this Lease, then this Lease may be terminated by Lessor at its option. On such termination Lessor may recover from Lessee, in addition to the remedies permitted by law:

        A. The worth at the time of award of the unpaid rents which had been earned at the time of termination;

        B. The worth at the time of award of the amount by which the unpaid rents which would have been earned after termination until the time of award exceeds the amount of such rental loss that Lessee proves could have been reasonably avoided;

        C. The worth at the time of award of the amount by which the unpaid rents for the balance of the Lease Term after the time of award exceeds the amount of such rental loss for such period that Lessee proves could be reasonably avoided; and

        D. Any other amount necessary to compensate Lessor for all the damage proximately caused by Lessee's breach of its obligations under this Lease, or which in the ordinary course of events would be likely to result therefrom. The damage proximately caused by Lessee's breach will include, without limitation, (i) expenses for cleaning, repairing or restoring the Premises, (ii) expenses for altering, remodeling or otherwise improving the Premises for the purpose of reletting, (iii) brokers' fees and commissions, advertising costs and other expenses of reletting the Premises, (iv) costs of carrying the Premises such as taxes, insurance premiums, utilities and security precautions, (v) expenses in retaking


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
possession of the Premises, (vi) attorneys' fees and court costs, (vii) any unearned brokerage commissions paid in connection with this Lease and (viii) reimbursement of any previously waived Base Rent or Additional Rent.

        21.02 Continuation of Lease After Breach: Notwithstanding the foregoing, in the event Lessee has breached this Lease and abandoned the Premises, this Lease, at Lessor's option, will continue in full force and effect so long as Lessor does not terminate Lessee's right to possession of the Premises, and in such event Lessor may enforce all of its rights and remedies under this Lease, including the right to recover rent as it becomes due. For purposes of this Subparagraph 21.02, the following acts by Lessor will not constitute the termination of Lessee's right to possession of the premises:

        A. Acts of maintenance or preservation or efforts to relet the Premises, including, but not limited to, alterations, remodeling, redecorating, repairs, replacements and/or painting as Lessor shall consider advisable for the purpose of reletting the Premises or any part thereof; or

        B. The appointment of a receiver upon the initiative of Lessor to protect Lessor's interest under this Lease or in the Premises.

        21.03 In the event of bankruptcy, Lessee assigns to Lessor all its rights, title and interest in the Premises as security for its obligations and covenants set forth in this Lease.

        21.04   Definitions and Incidental Rights.

        A. The "worth at the time of award" of the amounts referred to in 21.01A, and 21.01B, will be computed by allowing interest at the rate of ten percent (10%) per annum. The "worth at the time award" of the amount referred to above in 21.01C will be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco in effect at the time of award, plus one percent (1%).

        B. Any efforts by Lessor to lessen the damages caused by Lessee's breach of this Lease will not waive Lessor's right to recover the damages set forth above.

        C. Nothing herein will be construed to affect other provision of this Lease regarding Lessor's right to indemnification from Lessee for liability arising prior to the termination of this Lease for personal injuries or property damage.

        D. No right or remedy conferred upon or reserved to Lessor in the Lease is intended to be exclusive of any other right or remedy granted to Lessor by statute or common law, and each and every such right and remedy will cumulative.

22.     SURRENDER OF LEASE NOT MERGER

        22.01 The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, will not work a merger and will, at the option of Lessor, terminate all or any existing transfers, or may, at the option of Lessor, operate as an assignment to it of any or all of such transfers.

23.     ATTORNEYS FEES / COLLECTION CHARGES

        23.01 In the event of any legal action or proceeding between the parties hereto, actual attorneys' fees and expenses of the prevailing party in any such action or proceeding will be added to the judgment therein. Should Lessor be named as defendant in any suit brought against Lessee in connection with or arising out of Lessee's occupancy hereunder, Lessee will pay to Lessor its costs and expenses incurred in such suit, including actual attorneys' fees.


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
        23.02 If Lessor utilizes the services of any attorney at law for the purpose of collecting any rent due and unpaid by Lessee after three (3) days' written notice to Lessee of such nonpayment of rent or in connection with any other breach of this Lease by Lessee, Lessee agrees to pay Lessor actual attorneys' fees as determined by Lessor for such services, regardless of the fact that no legal action may be commenced or filed by Lessor.

24.     CONDEMNATION

        24.01 If twenty-five percent (25%) or more of the Premises is taken for any public or quasi-public purpose by any lawful government power or authority, by exercise of the right of appropriation, reverse condemnation, condemnation or eminent domain, or sold to prevent such taking, the Lessee or the Lessor may at its option terminate this Lease as of the effective date thereof. Lessee will not because of such taking assert any claim against the Lessor or the taking authority for any compensation because of such taking, and Lessor will be entitled to receive the entire amount of any award without deduction for any estate of interest of Lessee. If less than twenty-five percent (25%) of the Premises is taken, Lessor at its options may terminate this Lease. If Lessor does not so elect, Lessor will promptly proceed to restore the Premises to substantially its same condition prior to such partial taking, allowing for any reasonable effects of such taking, and a proportionate allowance will be made to Lessee for the rent corresponding to the time during which, and to the part of the Premises which, Lessee is deprived on account of such taking and restoration.

25.     RULES AND REGULATIONS

        25.01 Lessee will faithfully observe and comply with the Rules and Regulations printed on or attached to this Lease and Lessor reserves the right to modify and amend them as it deems necessary. Lessor will not be responsible to Lessee for the nonperformance by any other lessee or occupant of the Project of any said Rules and Regulations.

        25.02 Violation of any such Rules and Regulations shall be deemed a material breach of this Lease by Lessee.

26.     ESTOPPEL CERTIFICATE

        26.01 Lessee will execute and deliver to Lessor, within ten (10) days of receiving written notice, a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification) and the date to which rent and other charges are paid in advance, if any, and acknowledging that there are not, to Lessee's knowledge, and uncured defaults on the part of Lessor hereunder or specifying such defaults if they are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises. Lessee's failure to deliver such statement within such time shall be conclusive upon Lessee that (1) this Lease is in full force and effect, without modification except as may be represented by Lessor; (2) there are no defaults not cured in Lessor's performance; and (3) not more than one (1) month's rent has been paid in advance.

27.     SALE BY LESSOR

        27.01 In the event of a sale of conveyance by Lessor of the Project the same shall operate to release Lessor from any liability upon any of the covenants or conditions, expressed or implied, herein contained in favor of Lessee, and in such event Lessee agrees to look solely to the responsibility of the successor in interest of Lessor in and to this Lease. This Lease will not be affected by any such sale, and Lessee agrees to attorn to the purchaser or assignee.

28.     NOTICES

        28.01 All notices, statements, demands, requests, consents, approvals, authorizations, offers, agreements, appointments, or designations under this Lease by either party to the other will be in writing and will be considered sufficiently given and served upon the other party if sent by certified mail, return receipt requested, postage prepaid, and


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
addressed as indicated in 1.03 and 1.04.

29.     WAIVER

        29.01 The failure of Lessor to insist in any one or more cases upon the strict performance of any term, covenant or condition of this Lease will not be construed as a waiver of a subsequent breach of the same or any other covenant, term or condition; nor shall any delay or omission by Lessor to seek a remedy for any breach of this Lease be deemed a waiver by Lessor of its remedies or rights with respect to such a breach.

30.     LESSEE'S INTENT, HOLDING OVER

        30.01 Lessee will give Lessor, ninety (90) days prior to the expiration of the Lease Term, written notification of Lessee's intent to either remain in or vacate the Premises on the Lease Expiration Date. If Lessee does not notify Lessor by the date specified herein, Lessor deems that Lessee will vacate the Premises by the Lease Expiration Date and Lessor will have no further obligation.

        30.02 Any holding over after the expiration or termination of the term of this Lease, or after the date in any notice given by Lessor to Lessee terminating this Lease, such possession by Lessee will be deemed to be a month-to-month tenancy terminable on thirty (30) days notice at any time by either party. All provisions of this Lease, except those pertaining to term and rent, will apply to the month-to-month tenancy. Lessee will pay Base Monthly Rent in an amount equal to 150% of rent for the last full calendar month during the regular term.

31.     PROJECT PLAN

        31.01 In the event Lessor requires the Premises for use in conjunction with another suite or for other reasons connected with the Project planning program, Lessor, upon notifying Lessee in writing, shall have the right to move Lessee to space in the Project of which the Premises forms a part, at Lessor's sole cost and expense (excluding private telephone systems which Lessee must bear the cost of moving and installing), and the terms and conditions of the original Lease will remain in full force and effect excepting that the Premises will be in a new location. However, if the new space does not meet with Lessee's approval, Lessee will have the right to cancel this Lease upon giving Lessor thirty (30) days' notice within ten (10) days of receipt of Lessor's notification. Should Lessee elect to cancel the Lease as provided in this paragraph, the effective expiration date will equal the projected move-in date of the suite Lessor wishes Lessee to move to as indicated in Lessor's written notification to Lessee.

32.     DEFAULT OF LESSOR / LIMITATION OF LIABILITY

        32.01 In the event of any default by Lessor hereunder, Lessee agrees to give notice of such default, by registered mail, to Lessor at Lessor's Notice Address as stated in 1.04 and to offer Lessor a reasonable opportunity to cure the default.

        32.02 In the event of any actual or alleged failure, breach or default hereunder by Lessor, Lessee's sole and exclusive remedy will be against Lessor's interest in the Project, and no partner of Lessor will be sued, be subject to service or process, or have a judgment obtained against him in connection with any alleged breach or default, and no writ of execution will be levied against the assets of any partner of Lessor. The covenants and agreements are enforceable by Lessor and also by any partner of Lessor.

33.     RELEASE OF PARTNERS OF LESSOR

        33.01 If Lessee has any claim against Lessor under or arising out of this Lease, Lessee's recourse shall be against the assets of Lessor and Lessee further hereby waives any and all right to assert any claims against, or obtain any damages from the partners, employees, officers, directors or agents of Lessor.

34.     EXPANSION CLAUSE

        34.01 If during the Lease Term, Lessee executes a lease within the Project for space larger than the present Premises with a lease term at least equal to that which remains on this Lease or one (1) year, whichever is greater, with a Base Monthly Rent amount at least equal to the present Base Monthly Rent of this Lease, this Lease shall be terminated upon the commencement date of the lease for such substitute space. Notwithstanding the above-stated, Lessee shall remain obligated to pay for any adjustments in rent pursuant to Paragraphs 3 and 4 due Lessor as a result of Lessee's tenancy hereunder and this obligation shall survive the termination of this Lease pursuant to this Paragraph 34.

35.     SUBORDINATION

        35.01 Without the necessity of any additional document being executed by Lessee for the purpose of effecting a subordination, and at the election of Lessor or any mortgagee with a lien on the Project or any ground lessor with respect to the Project, this Lease will be subject and subordinate at all times to (a) all ground leases or underlying leases which may now exist or hereafter be executed affecting the Project, and (b) the lien of any mortgage or deed of trust which may now exist or hereafter be executed in any amount for which the Project, ground leases or underlying leases, or Lessor's interest or estate in any of said items is specified as security. In the event that any ground lease or underlying lease terminates for any reason or any mortgage or deed of trust is foreclosed or a conveyance in lieu of foreclosure is made for any reason, Lessee will, notwithstanding any subordination, attorn to and become the Lessee of the successor in interest to Lessor, at the option of such successor in interest. Lessee covenants and agrees to execute and deliver, upon demand by Lessor and in the form requested by Lessor any additional documents evidencing the priority or subordination of this Lease with respect to any such ground lease or underlying leases or the lien of any such mortgage or deed of trust. Lessee hereby irrevocably appoints Lessor as attorney-in-fact of Lessee to execute, deliver and record any such document in the name and on behalf of Lessee.

36.     MISCELLANEOUS PROVISIONS

        36.01 Whenever the singular number is used in this Lease and when required by the context, the same will include the plural, and the masculine gender will include the feminine and neuter genders, and the word "person" will include corporation, firm, partnership, or association. If there be more than one Lessee, the obligations imposed upon Lessee under this Lease will be joint and several.

        36.02 The headings or titles to paragraphs of this Lease are not a part of this Lease and will have no effect upon the construction or interpretation of any part of this Lease.

        36.03 This instrument contains all of the agreements and conditions made between the parties to this Lease and may not be modified orally or in any other manner than by an agreement in writing signed by all parties to this Lease. Lessee acknowledges that neither Lessor nor Lessor's agents have made any representation or warranty as to the suitability of the Premises to the conduct of Lessee's business. Any agreements, warranties or representations not expressly contained herein will in no way bind either Lessor or Lessee, and Lessor and Lessee expressly waive all claims for damages by reason of any statement, representation, warranty, promise or agreement, if any, not contained in this Lease.

        36.04   Time is of the essence of each term and provision of this Lease.

        36.05 Except as otherwise expressly stated, each payment required to be made by Lessee is in addition to and not in substitution for other payments to be made by Lessee.


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                                       15

        36.06 Subject to Paragraph 19, the terms and provisions of this Lease are binding upon and inure to the benefit of the heirs, executors, administrators, successors and assigns of Lessor and Lessee.

        36.07 All covenants and agreements to be performed by Lessee under any of the terms of this Lease will be performed by Lessee at Lessee's sole cost and expense and without any abatement of rent.

        36.08 Any provision of this Lease, except for the payment of rents, determined to be invalid by a court of competent jurisdiction will in no way affect any other provision hereof.

        36.09 In consideration of Lessor's covenants and agreements hereunder, Lessee hereby covenants and agrees not to disclose any terms, covenants or conditions of this Lease to any other party without the prior written consent of Lessor.

37.     DEPOSIT AGREEMENT

        37.01 Lessor and Lessee hereby agree that Lessor will be entitled to immediately endorse and cash Lessee's good faith rent and the Security Deposit check(s) accompanying this Lease. It is further agreed and understood that such action will not guarantee acceptance of this Lease by Lessor, but, in the event Lessor does not accept this Lease, such deposits will be refunded to Lessee. This Lease will be effective only after Lessee has received a copy fully executed by Lessor.

38.     GOVERNING LAW

        38.01 This Lease is governed by and construed in accordance with the laws of the state in which the Premises are located, and venue of any suit will be in the county where the Premises are located.

39.     SEVERABILITY

        39.01 If any provision of this Lease is found to be unenforceable, all other provisions shall remain in full force and effect.

40.     LANDLORD'S LIEN

        40.01 LESSOR HEREUNDER WILL HAVE THE BENEFIT OF, AND THE RIGHT TO, ANY AND ALL LANDLORD'S LIENS PROVIDED UNDER THE LAW BY WHICH THIS LEASE IS GOVERNED.

41.     SPECIAL PROVISIONS

        41.01 Special provisions of this Lease number 42 through 46 are attached hereto and made a part hereof. If none, so state in the following space: see attached exhibits .

        IN WITNESS WHEREOF, Lessor and Lessee have executed this Lease as of the day and year indicated by Lessor's execution date as written below.

        Individuals signing on behalf of a Lessee warrant that they have the authority to bind their principals. In the event that Lessee is a corporation, Lessee shall deliver to Lessor, concurrently with the execution and delivery of this Lease, a certified copy of corporate resolutions adopted by Lessee authorizing said corporation to enter into and perform the Lease and authorizing the execution and delivery of the Lease on behalf of the corporation by the parties executing and delivering this Lease. THIS LEASE, WHETHER OR NOT EXECUTED BY LESSEE, IS SUBJECT TO


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                                       16

ACCEPTANCE BY LESSOR, ACTING ITSELF OR BY ITS AGENT ACTING THROUGH ITS PRESIDENT AND VICE PRESIDENT AT ITS HOME OFFICE, REGIONAL MANAGERS, DIRECTOR OF LEASING AND ASSISTANT VICE PRESIDENTS.

LESSOR                                                   LESSEE

PS Business Parks, L.P.                                  Optimum Care Corporation:

Federal Tax ID# 95-4609269                               A Delaware Corporation



By  Lisa Freitas - Assistant Vice President              By  Edward A. Johnson - Chairman & CEO
   -------------------------------------------              --------------------------------------------
              AUTHORIZED SIGNATURE                                    AUTHORIZED SIGNATURE

----------------------------------------------           -----------------------------------------------
                     TITLE                                                    TITLE

DATE                                                     DATE    9/23/98
    ------------------------------------------               -------------------------------------------
              EXECUTION DATE


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                                       17

Provision 42

                               HAZARDOUS MATERIALS

                               Compliance with Law


        Lessee, at Lessee's expense, shall comply with all laws, rules, orders, ordinances, directions, regulations and requirements of federal, state, county and municipal authorities pertaining to Lessee's use of the premises and with the recorded covenants, conditions and restrictions, regardless of when they become effective, including, without limitation, all applicable federal, state and local laws, regulations or ordinances pertaining to air and water quality, Hazardous Materials (as hereinafter defined), waste disposal, air emissions and other environmental matters, all zoning and other land use matters, and utility availability, and with any direction of any public officer or officers, pursuant to law, which shall impose any duty upon Lessor or Lessee with respect to the use or occupation of the Premises.

                           Use of Hazardous Materials

        (1) Lessee shall (i) not cause or permit any Hazardous Material to be brought upon, kept or used in or about the premises or the project by Lessee, its agents, employees, contractor or invitees without prior written consent of Lessor, which Lessor shall not unreasonably withhold as long as Lessee demonstrates to Lessor's reasonable satisfaction that such Hazardous Material is necessary or useful to Lessee's business and will be used, kept and stored in a manner that complies with all laws regulating any such Hazardous Material so brought upon or used or kept in or about the Premises. If Lessee breaches the obligations stated in the preceding sentence, or if the presence of Hazardous Material on the Premises or the Project caused or permitted by Lessee results in contamination of the Premises or the Project by Hazardous Material otherwise occurs for which Lessee is legally liable to Lessor for damage resulting therefrom, then Lessee shall indemnify, defend and hold Lessor harmless from any and all claims, judgements, damages, penalties, fines, costs, liabilities or losses (including, without limitation, diminution in value of the Premises or the Project, damages for the loss or restriction on use of rentable or useable space or of any amenity of the Premises or the Project, damages arising from any adverse impact on marketing of space, and sums paid in settlement of claims, attorney's fees, consultant fees and expert fees) which arise during or after the Lease term as a result of such contamination. This indemnification of Lessor by Lessee includes, without limitations, costs, incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any federal, state or local governmental agency or political subdivision because of Hazardous Material present in the soil or ground water on or under the Premises on the Project. Without limiting the foregoing, if the presence of any Hazardous Material on the Premises or the Project caused or permitted by Lessee results in any contamination of the Premises or the Project, Lessee shall promptly take all actions at its sole expense as are necessary to return the Premises and the Project to the condition existing prior to the introduction of any such Hazardous Material to the Premises or the Project; provided that Lessor's approval of such actions shall first be obtained, which approval shall not be unreasonably withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises or the Project. The foregoing indemnity shall survive the expiration or earlier termination of this Lease.

        (2) Definition of "Hazardous Material". As used herein, the term "Hazardous Material" means any hazardous or toxic substance, substances, or materials, and wastes listed in the United States Department of Transportation Hazardous Material Table (49 CFR 172.101) or by the Environmental Protection Agency as hazardous substances, material and wastes that are or become regulated under any applicable local, state of federal law.

        (3) Disclosure. At the commencement of this Lease, and on January 1st of each year thereafter (each such date being hereafter called "Disclosure Dates"), including January 1 of the year after termination of this Lease, Lessee shall disclose to Lessor the names and amount of all Hazardous Materials, or any combination thereof, which were stored, used or disposed of on or about the Premises, or which Lessee intends to store, use or dispose of on or about the


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                                       18

Premises.

        (4) Inspection. Lessor and its agents shall have the right, but not the duty, to inspect the Premises and the Project at any time to determine whether Lessee is complying with the terms of this Lease. If Lessee is not in compliance with this Lease, Lessor shall have the right to immediately enter upon the Premises and the Project to remedy any contamination caused by Lessee's failure to comply notwithstanding any other provision of this Lease. Lessor shall use its best efforts to minimize interference with Lessee's business but shall not be liable for any interference caused thereby.

        (5) Default. Any default under this Paragraph shall be a material default enabling Lessor to exercise any of the remedies set forth in the Lease.


Provision #43

USE CLAUSE. Tenant has negotiated the use clause contained in sec. 1.05 of this lease. Tenant hereby agrees that the use clause as so written is deemed to be reasonable for all purposes. Tenant hereby further agrees that this use clause is enforceable for all purposes and specifically waives all challenges to this clause now and in the future. The purposes for which this use clause is deemed to be reasonable and enforceable include, but are not limited to, any and all future changes tenant may request in the use of the premises, and any and all circumstances relating to breach of lease, and/or mitigation of damages, and/or assignment, and/or subletting.


Provision #44

SMOKING. Smoking of any kind is strictly prohibited, at all times, at any location on this property, except in the designated smoking area which is located at the OUTSIDE PERIMETER OF BUILDING ONLY. The designated smoking area may be relocated by Lessor, at its sole discretion, at any time during the term of this lease.


Provision #45

NON DISCRIMINATION. The Lessee herein covenants by and for itself, its heirs, executors, administrators and assigns, and all persons claiming under or through it, and this lease is made and accepted upon and subject to the following conditions; that there shall be no discrimination against or segregation of any person or group of persons, on account of sex, marital status, race, color, religion, creed, national origin, or ancestry, the leasing, sub-leasing, renting, transferring, use occupancy or enjoyment of the land herein leased not shall the Lessee itself or any person claiming under or through it, establish or permit any such practice or practices of discrimination or segregation with reference to the selection, location, number use or occupancy of tenants, lessees, sublessees, subtenants, or vendees, in the land herein leased.


Provision #46

ADJUSTMENT TO BASE MONTHLY RENT:

The base monthly rent shall increase to the following amounts for the following period:

         June 1, 2000 - November 30, 2001 the Base Monthly Rent will be
$3,280.00.


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                                       19

                                    EXHIBIT A



                                PS BUSINESS PARK
                                   CULVER CITY







(THIS EXHIBIT IS A MAP OF THE LOCATION OF THE PROJECT, AS WELL AS, AN OUTLINE OF THE PROJECT.)



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
                                   EXHIBIT A-1

                                PS BUSINESS PARK

                                5850 HANNUM AVE.
                             CULVER CITY, CALIFORNIA
                               SCALE 1/8" = 1'-0"

                           Approximately 2,259 r.s.f.



(THIS EXHIBIT IS AN OUTLINE OF THE PREMISES, INCLUDING THE "PROPOSED ADDITION OF CONFERENCE ROOM.)


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
                                  EXHIBIT "A-2"


                    LEGAL DESCRIPTION - CULVER CITY (#24534)


The land referred to herein is situated in the County of Los Angeles, State of California, and is described as follows:

Parcel 1:

Lots 11 to 13 inclusive, of Tract No. 22864, in the city of Culver City, in the County of Los Angeles, State of California, as per map recorded in Book 880 Pages 49 to 55 inclusive of maps, in the office of the County Recorder of said County.

Excepting from said land, all metals and minerals and all oil, natural gas, asphaltum and other hydrocarbons, without right of surface entry, together with the right to explore and to drill and to produce, extract and take metals and minerals, oil, natural gas, asphaltum and other hydrocarbons, together with all rights necessary and convenient thereto for any or all of the above purposes, including without limiting the generality hereof subsurface rights of way for drilling, repairing, redrilling, deepening, maintaining, operating, abandoning, reworking, and removing wells into and through said land, below a plan of 500 feet below the surface thereof and excepting and reserving the right to maintain pipes and to transport any such substances and to cross and traverse from other lands below a depth of 500 feet, as reserved by Home Savings and Loan Association, a California Corporation, in deed recorded December 30, 1969 as Instrument No. 261, in Book D-4593 Page 72, Official Records.

Parcel 2:

Parcel 1 of Parcel 2 Map No. 12436, in the city of Culver City, as per map filed in Book 122 Pages 22 and 23 of parcel maps, in the office of the County Recorder of said County.

Excepting from said land, all metals and minerals and all oil, natural gas, asphaltum and other hydrocarbons, without right of surface entry, together with the right to explore and to drill and to produce, extract and take metals and minerals, oil, natural gas, asphaltum, and other hydrocarbons, together with all rights necessary and convenient thereto for any or all of the above purposes, including without limiting the generality hereof subsurface rights of way for drilling, repairing, redrilling, deepening, maintaining, operating, abandoning, reworking, and removing wells into and through said land, below a plane of 500 feet below the surface thereof and excepting and reserving the right to maintain pipes and to transport any such substances and to cross and traverse from other lands below a depth of 500 feet, as reserved by Home Savings and Loan Association, a California Corporation, in deed recorded December 30, 1969 as Instrument No. 261, in Book D-4593 Page 72, Official Records.


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
                                    EXHIBIT B


Lessee accepts premises in present condition

Subject to the provision of Article 8 , Lessee accepts the premises in the condition they are in at the commencement of this lease and shall maintain said premises in the same condition, order, and repair, excepting only reasonable wear and tear, arising from the use under this Agreement. Lessee has examined and knows the condition of the leased premises and agrees that no representations, except such as are contained herein, have been made to Lessee respecting the condition of said premises. The taking possession of said premises by Lessee shall be conclusive that the premises are in good and satisfactory condition.


        Lessor agrees to install a conference room as per the drawing in Exhibit A-1.


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
                                    EXHIBIT C


Lessee shall submit in writing to Lessor, for Lessor's approval, all plans for suite signage, prior to installation of such signage. All signage shall be subject to Lessor's approval.

CONTACT:  Tim Jetmore (562) 427-0123


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
                                    EXHIBIT D

                              RULES AND REGULATIONS


In order to promote the safety, cleanliness, and aesthetics of the Business Park, the following rules and regulations are in effect which may be modified or amended at any time by Lessor upon notice to Lessee. In the case of conflict between these regulations and the lease, the lease shall be controlling.

1. Furniture safes/moving. Safes, furniture, freight, or bulky articles shall be moved in and out of the complex in a manner and as such times so as not to create an inconvenience to other tenants and is subject to direction and approval of Lessor. Heavy articles that exceed the structural support of the premises or exceed fifty (50) pounds per square foot is not permitted.

2. Windows/signs. All tenant identification signs shall be a type, size, and color as specified by Lessor and provided at Lessee's expense. No sign, picture, or advertisement may be placed in the windows or exterior of the building. Where Lessor provides standard window coverings, such coverings shall not be altered, removed or replaced by Lessee. Where Lessor does not provide standard window coverings, installation of window coverings by Lessee shall be subject to Lessor's prior written approval.

3. Common area/roof. Sidewalks, entrances, and exits shall not be obstructed or used by Lessee for any purpose other than normal ingress and egress. Neither Lessee nor employees or invitees of Lessee shall go upon the roof of the building.

4. Parking. The parking areas, include surface parking, parking structure, driveways, entrances, exits, pedestrian walkways, and any other areas designated for parking and shall be regulated and modified by Lessor with respect to restricted areas, direction and flow of traffic, hours of use and any other related facilities. The parking area shall be used solely for the parking of passenger vehicles during normal business hours. The parking of trucks, trailers, recreational vehicles, and campers is not permitted. No vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. Maintenance of vehicles is not permitted in the parking areas. All vehicles shall be parked in designated parking areas in conformance with all signs and markings and shall not be parked in areas not designated for parking, in aisles, driveways, no-parking areas, or in any manner which impeded the flow of traffic. "For Sale" signs or any other advertising is not permitted on or about any parked vehicles.

5. Advertising. Lessee shall not use the name of the building in connection with promoting or advertising Lessee's business except as the Lessees address. Lessor shall have the right to prohibit the use of the name of the project or other publicity by Lessee which in Lessor's opinion tends to impair the reputation of the project or its desirability for other Lessees. Lessee will discontinue such publication immediately upon receipt of notice from Lessor.

6. Nuisance. Lessee shall not keep or allow to be used any foul or noxious gas or substance on the premises. Nor shall Lessee occupy or use the premises in any manner which is objectionable or offensive to other occupants by reason of odors, noise, vibration, or interference in any way with other tenants or those having about the premises or any part of the project. Lessee shall maintain the leased premises free of mice, ants, bugs, or other vermin.

7. Dangerous articles. Lessee shall not use or keep on the premises or any part of the project any kerosene, gasoline, or inflammable or combustible fluid or material or any article deemed extra hazardous. Lessee shall not use any method of heating or air conditioning other than supplied by Lessor.


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
                                    EXHIBIT D

                                    (PAGE 2)


8. Improper conduct. Lessor reserves the right to expel from the Business Park any person who is intoxicated or under the influence of liquor or drugs or who shall act in violation of any of these rules and regulations

9. Janitorial Service. Lessee shall not dispose any dirt or other substance into the parking areas, landscaping, walkways or common area. Lessee shall not do any act which would create additional costs to maintain the cleanliness of the project.

10. Locks. Lessee shall not alter any lock or install new or additional lock or bolt on any door of the of the premises without prior written consent, Lessee shall furnish a key to such lock. Upon termination of the tenancy, Lessee must return all keys of the premises to Lessor.

11. Use of premises. The leased premises shall not be used for lodging, sleeping, cooking or for any immoral or illegal purpose that will damage the premises or the reputation thereof. Lessee shall not use the premises for any purpose other than that specified in the lease covering the premises.

12. Solicitations. Lessee shall not disturb, solicit, or canvas any occupant of the project and shall cooperate to prevent the same.

13. Safety. Lessee shall not do or permit any act or bring anything on the premises which shall in any way increase rate of fire insurance on the building, obstruct or interfere with the right of other tenants, conflict with the fire regulations and fire laws, or conflict ordinances established by the Board of Health or other governmental authority.

14. Damage. Walls, floors and ceilings shall not be defaced in any way and no one shall be permitted to mark, paint, penetrate or in any way mark the building surfaces, walkways, stairwells, driveways, or parking area. Pictures, certificates, licenses, and similar items normally used in Lessee's premises may be carefully attached to the walls or other surfaces shall be repaired by Lessee.

15. Wiring. No electrical wiring, electrical apparatus, or additional electrical outlets shall be installed without the prior written approval of Lessor. Any such installation may be removed by Lessor at Lessee's expense. Lessee may not alter any existing electrical outlets or overburden them beyond their designed capacity. Lessor reserves the right to enter the leased premises, with reasonable notice to tenant, for the purpose of installing additional electrical wiring and other utilities for the benefit of Lessee or adjoining tenants. Lessor will direct electricians as to where and how telephone and telegraph wires are to be introduced. The location of telephones, call boxes, and other equipment affixed to the premises shall be subject to the approval of Lessor.

16. Auction. No auction, public or private will be permitted.

17. Exterior. Lease shall not place any improvement or moveable object including antennas, awnings, outside furniture, etc. in the parking areas, landscaped areas, on the roof, or other areas outside of the leased premises.

18. Requirements of Lessee. Employees of Lessor shall not perform any work or do anything outside of their regular duties unless under special instruction from Lessor. Lessee shall give Lessor prompt notice of any defects in the water, sewage, gas pipes, exterior electrical lights and fixtures, or other service equipment.


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
19. General. It is understood that if Lessee, his employees, agents, or invitees violate any of these rules and regulations which results in any damage to the property, increases costs of maintenance of the property, or incurs expenses to reasonably enforce the rules and regulations, Lessee shall pay to Lessor all such costs as additional rent.


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